UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          _____________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                December 27, 2004



                                 RES-CARE, INC.
               (Exact Name of Registrant as specified in Charter)


           Kentucky               0-20372                     61-0875371
(State or other jurisdiction     (Commission                 (IRS Employer
       of incorporation)         File Number)             Identification No.)


10140 Linn Station Road, Louisville, Kentucky                     40223
(Address of principal executive offices)                       (Zip code)

                                 (502) 394-2100
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01       Regulation FD Disclosure.

     On December 27, 2004, Res-Care, Inc. issued a press release to announce that its subsidiary, Arbor E&T, LLC, had been awarded a three-year, $90 million contract by the New York City Human Resources Administration to provide a range of services to people with disabilities who receive or have applied for Welfare benefits in the boroughs of Queens and Brooklyn. The contract also includes an option to renew for an additional three years. A copy of the press release is included as Exhibit 99.1 to this report.

Item 9.01         Financial Statements & Exhibits.

         Exhibit Number    Description of Exhibit
         --------------    ----------------------
         99.1              Press release dated December 27, 2004

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RES-CARE, INC.



Date:  December 27, 2004                    By       /s/ Ronald G. Geary
                                               ---------------------------------
                                                     Ronald G. Geary
                                                     Chairman, CEO and President

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                                  EXHIBIT INDEX

Exhibit
Number   Description of Exhibits
------   -----------------------

 99.1    Copy of press release issued by the Company on December 27, 2004.


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